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                                                                   Exhibit 10(b)

     STOCK OPTION AGREEMENT made as of the 14th day of November, 2002, by and between CANTEL MEDICAL CORP., a Delaware corporation with principal offices located at 150 Clove Road, 9th Floor, Little Falls, New Jersey 07424 (the "Company"), and SETH R. SEGEL (the "Optionee").

                                   ----------

     The Company has entered into an Employment Agreement dated November 14, 2002 (the "Employment Agreement") with the Optionee in which the Company has agreed to grant a stock option to Optionee. This Option is being granted as a material inducement to Optionee in becoming an employee of the Company. The Company is desirous of increasing the incentive of the Optionee to exert his utmost efforts to improve the business and increase the assets of the Company.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the Company hereby grants the Optionee the option to acquire shares of the Common Stock of the Company upon the following terms and conditions:

     1.   GRANT OF OPTION.

          (a) The Company hereby grants to the Optionee the right and option (the "Option") to purchase up to 50,000 shares of Common Stock, par value $.10 per share, of the Company (the "Shares"), to be issued upon the exercise hereof, fully paid and non-assessable, during the following periods:

               (i) 16,667 Shares may be purchased hereunder commencing November 17, 2003;

               (ii) an additional 16,667 Shares may be purchased commencing November 17, 2004;

               (iii) an additional 16,666 Shares may be purchased commencing November 17, 2005.

          (b) The Option granted hereby shall expire and terminate at 5:00 p.m. local time in New York, New York on November 17, 2007 (the "Expiration Date") at which time the Optionee shall have no further right to purchase any Shares not then purchased.

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          (c)  Notwithstanding paragraph (a) above, in the event of a "Change in
Control" (as defined in Section 4.4 of the Employment Agreement) prior to the Option becoming exercisable in its entirety, the Option shall automatically vest in full and thereafter become exercisable for all of the Shares hereunder (subject to the other terms of this Agreement).

     2. EXERCISE PRICE. The exercise price of the Option shall be $10.59 per Share, and shall be payable in cash or by certified check; provided, however, that in lieu of payment in full in cash or by such check, the exercise price (or balance thereof) may be paid in full or in part by the delivery and transfer to the Company of Shares that have been continuously owned by the Optionee for at least one year immediately preceding such transfer and having a fair market value (as determined by the Board of Directors in its absolute discretion) equal to the cash exercise price (or balance thereof) for the number of Shares as to which the Option is being exercised.

     3. EXERCISE OF OPTION. The Optionee shall notify the Company by registered or certified mail, return receipt requested, addressed to its principal office, as to the number of Shares which he desires to purchase under the Option, which notice shall be accompanied by payment of the Option exercise price therefor as specified in Paragraph 2 above. As soon as practicable after the receipt of such notice, the Company shall, at its principal office or another mutually convenient location, tender to the Optionee certificates issued in the Optionee's name evidencing the Shares purchased by the Optionee hereunder.

     4.   CONDITIONS OF EXERCISE.

          (a) The Optionee shall have the right to exercise the Option only while he shall be in the full-time employ of the Company or any of its subsidiaries, except that if the Optionee's employment shall be terminated for any reason other than his death (to which paragraph (b) below shall apply), the Option may be exercised at any time within three (3) months after the date of termination, but only for the number of Shares for which the Option was exercisable pursuant to Section 1(a) on the date of termination.

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          (b)  If the Optionee shall die while in the employ of the Company or any of its subsidiaries, this Option may be exercised, to the extent set forth in the table in Section 1 based on the date of the Optionee's death, by his executor, administrator or other person at the time entitled by law to his rights under this Option, at any time within one year after such date of death, but in no event after the Expiration Date.

     5. NON-ASSIGNABILITY OF OPTION. The Optionee may not give, grant, sell, exchange, transfer legal title, pledge, assign or otherwise encumber or dispose of the Option herein granted or any interest therein, otherwise than by will or the laws of descent and distribution and, except as provided in Paragraph 4 hereof, the Option shall be exercisable only by the Optionee.

     6. THE SHARES AS INVESTMENT. By accepting the Option, the Optionee agrees for himself, his heirs and legatees that any and all Shares purchased upon the exercise thereof shall be acquired for investment and not for distribution, and upon the issuance of any or all of the Shares subject to the Option, the Optionee, or his heirs or legatees receiving such Shares, shall deliver to the Company a representation in writing that such Shares are being acquired in good faith for investment and not for distribution. The Company may place a "stop transfer" order with respect to such Shares with its transfer agent and may place an appropriate restrictive legend on the certificate(s) evidencing such Shares.

     7. RESTRICTION ON ISSUANCE OF SHARES. The Optionee shall, if so requested by the Company, represent and agree, in writing and in such form as the Company shall determine, that any securities purchased by the Optionee upon the exercise of this Option are being purchased for investment and not with a view to the distribution thereof, and shall make such other or additional representations and agreements and furnish such information as the Company may in its reasonable discretion deem necessary or desirable to assure compliance by the Company, on terms acceptable to the Company, with provisions of the Securities Act of 1933 and any other applicable legal requirements. If at any time the Company shall reasonably determine that the listing, registration or qualification of the Shares subject to this Option upon any securities exchange or under any state or federal law, or the

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consent or approval of any governmental regulatory body, are necessary or desirable in connection with the issuance or purchase of the Shares subject thereto, this Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. The Optionee shall have no rights against the Company if this Option is not exercisable by virtue of the foregoing provision. The certificate representing any securities issued pursuant to the exercise of this Option may, at the discretion of the Company, bear a legend in substantially the following form:

               "The securities represented by this certificate have not been registered under the Securities Act of 1933. The securities have been acquired for investment and may not be pledged or hypothecated and may not be sold or transferred in the absence of an effective Registration Statement for the securities under the Securities Act of 1933 or an opinion of counsel to the Company that registration is not required under said Act. In the event that a Registration Statement becomes effective covering the securities or counsel to the Company delivers a written opinion that registration is not required under said Act, this certificate may be exchanged for a certificate free from this legend."

     8.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

          (a) In the event of changes in the outstanding Shares by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations, exchanges of shares, separations, reorganizations, liquidations and the like, the number and class of Shares or the amount of cash or other assets or securities available upon the exercise of the Option and the exercise price thereof shall be correspondingly adjusted by the Company, to the end that the Optionee's proportionate interest in the Company, any successor thereto or in the cash, assets or other securities into which shares are converted or exchanged shall be maintained to the same extent, as near as may be practicable, as immediately before the occurrence of any such event.

          (b) Any adjustment in the number of Shares shall apply proportionately to only the then unexercised portion of the Option. If fractional Shares would result from any such adjustment, the adjustment shall be revised to the next higher whole number.

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     9.   NO RIGHTS AS SHAREHOLDERS. The Optionee shall have no rights as a shareholder in respect of the Shares as to which the Option shall not have been exercised and payment made as herein provided.

     10. EFFECT UPON EMPLOYMENT. This Agreement does not give nor shall it be construed as giving the Optionee any right to continued employment by the Company or any of its subsidiaries.

     11. BINDING EFFECT. Except as herein otherwise expressly provided, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their legal representatives and assigns.

     12. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey applicable to agreements made and to be performed wholly within the State of New Jersey.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

                                        CANTEL MEDICAL CORP.


                                        By: /s/ James P. Reilly
                                           --------------------
                                          James P. Reilly, President


                                          /s/ Seth R. Segel
                                        --------------------
                                          Seth R. Segel